UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    July 21, 2008

                          Capital Southwest Corporation
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             (Exact name of registrant as specified in its charter)


           Texas                           811-1056              75-1072796
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  (State or other jurisdiction           (Commission          (IRS Employer
        of incorporation)                File Number)        Identification No.)


12900 Preston Road, Suite 700, Dallas, Texas                    75230
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code          972-233-8242
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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Item 5.02  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF  DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS.

On July 21, 2008, Capital Southwest Corporation (NASDAQ: CSWC) announced that its board of directors elected current President and CEO Gary L. Martin as chairman of the company's board. Martin, who joined Capital Southwest's board in July 1988, replaces former Chairman William R. Thomas, who has served in a non-executive capacity since his retirement in July 2007. Thomas will continue to remain very involved in the company's strategic direction as an active member of the board of directors.

Martin joined Capital Southwest in 1972 as chief financial officer, subsequently serving as vice president and secretary-treasurer. Prior to joining Capital Southwest, he was president and CEO of The Whitmore Manufacturing Company, a portfolio company of Capital Southwest. Martin earned a B.B.A. degree from the University of Oklahoma and is a Certified Public Accountant and is a graduate of Harvard Business School's Advanced Management Program.

Additionally, the Company announced that its board of directors named Tracy L. Morris Chief Financial Officer/Treasurer and William R. Thomas III Assistant Vice President.


Item 9.01.   Financial Statements and Exhibits.

(a) None. (b) None. (c) None. (d) Exhibits

        Exhibit
         Number          Description
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          99.1           Press Release dated July 21, 2008.















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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 21, 2008
                              By:  /s/  Gary L. Martin
                                   ---------------------------------------------
                                   Name: Gary L. Martin
                                   Title:   President and Chairman of the Board